Borrowings and Credit Arrangements	12 Months Ended
Dec. 31, 2012
Borrowings and Credit Arrangements [Abstract]
BORROWINGS AND CREDIT ARRANGEMENTS
BORROWINGS AND CREDIT ARRANGEMENTS
We had total debt of $4.256 billion as of December 31, 2012 and $4.261 billion as of December 31, 2011. In 2012, no prepayments were made on our senior notes. During 2011, we prepaid the remaining $1.0 billion of our term loan and paid $250 million of our senior notes at maturity.
The debt maturity schedule for the significant components of our debt obligations as of December 31, 2012 is as follows:

(in millions)	2013	2014	2015	2016	2017	Thereafter	Total
Senior notes		$600	$1,250	$600	$250	$1,500	$4,200
		$600	$1,250	$600	$250	$1,500	$4,200

Note:	The table above does not include unamortized discounts associated with our senior notes, or amounts related to interest rate contracts used to hedge the fair value of certain of our senior notes.

Term Loan and Revolving Credit Facility
During 2011, we prepaid the remaining $1.0 billion of our term loan maturities without premium or penalty.
In the second quarter of 2012, we established a $2.0 billion revolving credit facility, maturing in April 2017, with a global syndicate of commercial banks and terminated our previous revolving credit facility. Eurodollar and multicurrency loans under the new revolving credit facility bear interest at LIBOR plus an interest margin of between 0.875 percent and 1.475 percent, based on our corporate credit ratings and consolidated leverage ratio (1.275 percent, as of December 31, 2012). In addition, we are required to pay a facility fee based on our credit ratings, consolidated leverage ratio, and the total amount of revolving credit commitments, regardless of usage, under the agreement (0.225 percent, as of December 31, 2012). There were no amounts borrowed under our revolving credit facility as of December 31, 2012 or December 31, 2011.
As of December 31, 2012, we had outstanding letters of credit of $94 million, as compared to $128 million as of December 31, 2011, which consisted primarily of bank guarantees and collateral for workers' compensation insurance arrangements. As of December 31, 2012 and 2011, none of the beneficiaries had drawn upon the letters of credit or guarantees; accordingly, we have not recognized a related liability for our outstanding letters of credit in our consolidated balance sheets as of December 31, 2012 or 2011. We believe we will generate sufficient cash from operations to fund these payments and intend to fund these payments without drawing on the letters of credit.
Our revolving credit facility agreement requires that we maintain certain financial covenants, as follows:

	Covenant Requirement	December 31, 2012
Maximum leverage ratio (1)	3.5 times	2.4 times
Minimum interest coverage ratio (2)	3.0 times	6.9 times

(1)	Ratio of total debt to consolidated EBITDA, as defined by the credit agreement, for the preceding four consecutive fiscal quarters.

(2)	Ratio of consolidated EBITDA, as defined by the credit agreement, to interest expense for the preceding four consecutive fiscal quarters.
The credit agreement provides for an exclusion from the calculation of consolidated EBITDA, as defined by the agreement, through the credit agreement maturity, of up to $500 million in restructuring charges and restructuring-related expenses related to our current or future restructuring plans. As of December 31, 2012, we had $357 million of the combined restructuring charge exclusion remaining. Any non-cash charges, as defined by the agreement, are excluded from the calculation of consolidated EBITDA. In addition, any cash litigation payments, as defined by the agreement, are excluded from the calculation of consolidated EBITDA and any new debt issued to fund any tax deficiency payments is excluded from consolidated total debt, as defined in the agreement, provided that the sum of any excluded cash litigation payments and any new debt issued to fund any tax deficiency payments shall not exceed $2.3 billion in the aggregate. As of December 31, 2012, we had $2.271 billion of the combined legal and debt exclusion remaining. As of and through December 31, 2012, we were in compliance with the required covenants.
Any inability to maintain compliance with these covenants could require us to seek to renegotiate the terms of our credit facilities or seek waivers from compliance with these covenants, both of which could result in additional borrowing costs. Further, there can be no assurance that our lenders would grant such waivers.
Senior Notes

We had senior notes outstanding of $4.200 billion as of December 31, 2012 and $4.200 billion as of December 31, 2011. These notes are publicly registered securities, are redeemable prior to maturity and are not subject to any sinking fund requirements. Our senior notes are unsecured, unsubordinated obligations and rank on a parity with each other. These notes are effectively junior to borrowings under our credit and security facility and liabilities of our subsidiaries. In January 2011, we paid $250 million of our senior notes at maturity. Our senior notes consist of the following as of December 31, 2012:

	Amount (in millions)	Issuance Date	Maturity Date	Semi-annual Coupon Rate
June 2014 Notes	$600	June 2004	June 2014	5.450%
January 2015 Notes	850	December 2009	January 2015	4.500%
November 2015 Notes	400	November 2005	November 2015	5.500%
June 2016 Notes	600	June 2006	June 2016	6.400%
January 2017 Notes	250	November 2004	January 2017	5.125%
January 2020 Notes	850	December 2009	January 2020	6.000%
November 2035 Notes	350	November 2005	November 2035	6.250%
January 2040 Notes	300	December 2009	January 2040	7.375%
	$4,200

Our $2.0 billion of senior notes issued in 2009 contain a change-in-control provision, which provides that each holder of the senior notes may require us to repurchase all or a portion of the notes at a price equal to 101 percent of the aggregate repurchased principal, plus accrued and unpaid interest, if a rating event, as defined in the indenture, occurs as a result of a change-in-control, as defined in the indenture. Any other credit rating changes may impact our borrowing cost, but do not require us to repay any borrowings.

The interest rate payable on our November 2015 Notes is currently 6.25 percent and the interest rate payable on our November 2035 Notes is currently 7.00 percent. Corporate credit rating improvements may result in a decrease in the adjusted interest rate on our November 2015 and November 2035 Notes to the extent that our lowest credit rating is above BBB- or Baa3. The interest rates on our November 2015 and November 2035 Notes will be permanently reinstated to the issuance rate if the lowest credit ratings assigned to these senior notes is either A- or A3 or higher.
Other Arrangements
We also maintain a $350 million credit and security facility secured by our U.S. trade receivables. In June 2012, we extended the maturity of this facility to June 2013, subject to further extension. There were no amounts borrowed under this facility as of December 31, 2012 or December 31, 2011.
In addition, we have accounts receivable factoring programs in certain European countries that we account for as sales under ASC Topic 860, Transfers and Servicing. These agreements provide for the sale of accounts receivable to third parties, without recourse, of up to approximately $300 million as of December 31, 2012. We have no retained interests in the transferred receivables, other than collection and administrative responsibilities and, once sold, the accounts receivable are no longer available to satisfy creditors in the event of bankruptcy. We de-recognized $191 million of receivables as of December 31, 2012 at an average interest rate of 1.6 percent, and $390 million as of December 31, 2011 at an average interest rate of 3.3 percent. The European sovereign debt crisis may impact our future ability to transfer receivables to third parties in certain Southern European countries. Third parties such as banks offering factoring programs in these countries are looking to reduce their exposure levels to government owned or supported debt. This could result in terminations of, or changes to the costs or credit limits of our existing factoring programs.
In addition, we have uncommitted credit facilities with a commercial Japanese bank that provide for borrowings, promissory notes discounting and receivables factoring of up to 18.5 billion Japanese yen (translated to approximately $214 million as of December 31, 2012). We de-recognized $182 million of notes receivable as of December 31, 2012 at an average interest rate of 1.6 percent and $188 million of notes receivable as of December 31, 2011 at an average interest rate of 1.7 percent. De-recognized accounts and notes receivable are excluded from trade accounts receivable, net in the accompanying consolidated balance sheets.